SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 14, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                   001-16533                   63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                       35209
 (Address of Principal Executive Office)                     (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 8, 2005 ProAssurance Corporation (the "Registrant") and Physicians Insurance Company of Wisconsin, Inc. ("PIC Wisconsin") entered into an Agreement and Plan of Merger which provides for the merger of PIC Wisconsin into a newly formed wholly owned subsidiary of the Registrant. Under terms of the agreement, each share of PIC Wisconsin stock will be converted into shares of ProAssurance stock having a value of $5,000. The exchange ratio is based on the average closing price of a share of ProAssurance stock on the ten trading days preceding the effective date of the merger. This ratio is subject to a 20% range around $49.76, which is the average closing price in the ten days preceding the date of the definitive agreement. Thus, PIC Wisconsin shareholders may receive more than $5,000 for each share of stock if the average closing price of ProAssurance stock is more than $59.71; conversely, PIC Wisconsin shareholders may receive less than $5,000 per share if the average closing price of ProAssurance stock is less than $39.80. The transaction is subject to required regulatory approvals and a vote of PIC Wisconsin stockholders and is expected to close early in mid-2006.

     On February 14, 2006 the Registrant and PIC Wisconsin amended the Agreement and Plan of Merger. The Amendment provides for the following:

     o The addition of Physicians Merger Company, which was formed on February 10, 2006, as a party to the merger;

     o The exchange ratio for the merger of Physicians Merger Company and PIC Wisconsin, which will establish the post-merger capital structure of PIC Wisconsin as a wholly-owned subsidiary of ProAssurance;

     o Correction of an error dealing with the payment of cash in lieu of fractional shares in the conversion of PIC Wisconsin shares;

     o A reduction in the number of shares that can be subject to dissenters' rights in order to comply with federal income tax laws and regulations for tax-free exchanges.

     The Amendment does not change the terms of the Agreement and Plan of Merger that govern the exchange ratio and conversion of PIC Wisconsin shares into shares of ProAssurance stock.

     A copy of the Amendment to the Agreement and Plan of Merger is attached as
Exhibit 2.1 to this report.

     ProAssurance has filed with the SEC a registration statement which includes a proxy statement/prospectus and other relevant documents concerning the proposed transaction. (Commission File 333-131874). Stockholders of PIC Wisconsin are urged to read the registration statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, as they will contain important information. You may obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about ProAssurance and PIC Wisconsin, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Frank B. O'Neil, Senior Vice President, Corporate Communications, ProAssurance Corporation, 100 Brookwood Place, Birmingham, Alabama 35209, telephone (205) 877-4461.

This filing contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10K for the year ended December 31, 2004 and Form 10Q for the most recent quarter.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

Relating to the ongoing operations of the combined companies:

     o General economic conditions, either nationally or in our market area, that are worse than expected;

     o regulatory and legislative actions or decisions that adversely affect our business plans or operations;

     o    price competition;

     o inflation and changes in the interest rate environment the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

     o changes in laws or government regulations affecting medical professional liability insurance and practice management and financial services;

     o    changes to our ratings assigned by A.M. Best;

     o    the effect of managed healthcare;

     o uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;

     o significantly increased competition among insurance providers and related pricing weaknesses in some markets.

     o changes in accounting policies and practices, as may be adopted by our regulatory agencies and the Financial Accounting Standards Board; and

     o    changes in our organization, compensation and benefit plans.

Relating to the proposed transaction with PIC Wisconsin:

     o The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected;

     o the cost savings from the merger may not be fully realized or may take longer to realize than expected;

     o operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;

     o governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;

     o restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; and

     o    the stockholders of PIC Wisconsin may fail to approve the merger.

We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description
-----------         -----------

      2.1 First Amendment To The Agreement And Plan Of Merger (the "Amendment"), dated as of February 14, 2006, by and between ProAssurance Corporation, a Delaware corporation ("PRA"), Physicians Insurance Company of Wisconsin, a Wisconsin stock insurance corporation ("PIC WISCONSIN"), and Physicians Merger Company, a Wisconsin corporation. This document amends the Agreement and Plan of Merger dated as of December 8, 2005 among ProAssurance Corporation, Physicians Insurance Company of Wisconsin, Inc. and Physicians Merger Company. The Agreement and Plan of Merger as originally executed was filed in a Current Report on Form 8K on December 9, 2005 and is incorporated herein by reference.

                    We are furnishing exhibit 2.1 to this Form 8-K in accordance with item 1.01, Entry into a Material Definitive Agreement, and pursuant to Rule 425 of the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2006

                                               PROASSURANCE CORPORATION




                                               By:  /s/ Edward L. Rand, Jr
                                                    ----------------------
                                                    Edward L. Rand, Jr
                                                    Chief Financial Officer